UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 3, 2021

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07. Submission of Matters to a Vote of Security Holders.

Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 3, 2021 via a virtual-only meeting format. The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2021. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three nominees to serve as Class III directors until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were cast as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Katherine August-deWilde	120,237,284	39,458,182	16,113,421
Sonita Lontoh	158,562,606	1,132,860	16,113,421
Gerald Risk	128,197,556	31,497,910	16,113,421

Katherine August-deWilde, Sonita Lontoh and Gerald Risk were duly elected as Class III directors.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
173,289,490	1,887,253	632,144	0

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021.

Proposal 3: Advisory vote on the compensation of named executive officers. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
151,749,582	6,691,129	1,254,755	16,113,421

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders.

Proposal 4: Vote on a stockholder proposal relating to the preparation of a public report on the use of mandatory arbitration. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
93,260,556	63,871,128	2,563,782	16,113,421

The stockholder proposal relating to the preparation of a public report on the use of mandatory arbitration was approved.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele General Counsel

Date: June 9, 2021
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